Prepaid Expenses, Other Current Assets and Other Noncurrent Assets - Summary Of Prepaid Expenses And Other Current Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Prepaid Expense and Other Assets, Current [Abstract]
Payroll tax credit	$ 755	$ 948
Prepaid external research and development	1,834	1,329
Research credit receivable	0	116
Prepaid expenses	427	421
Other	83	146
Total prepaid expenses and other current assets	$ 3,099	$ 2,960